UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TLRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)           On June 21, 2019, Tailored Brands, Inc. (the “Company”) held its Annual Meeting of Shareholders.  At the meeting, the shareholders voted on the following proposals:

1.                                      the election of seven directors to the Company’s Board of Directors for the coming year;

2.                                      the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2019; and

3.                                      approval, on an advisory basis, of the compensation of the Company’s named executive officers.

(b)           The seven nominees to the Board of Directors of the Company were elected at the meeting and proposals 2 and 3 each received the affirmative votes required for approval.

The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each proposal were as follows:

Proposal 1 — Election of Directors:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes

Dinesh S. Lathi	31,146,397	1,705,619	12,336,884
Theo Killion	31,446,407	1,405,609	12,336,884
David H. Edwab	30,663,165	2,218,851	12,336,884
Irene Chang Britt	31,378,896	1,473,120	12,336,884
Sue Gove	31,365,822	1,486,194	12,336,884
Grace Nichols	31,514,899	1,337,117	12,336,884
Sheldon I. Stein	31,456,336	1,395,680	12,336,884

Proposal 2 — Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2019:

Shares Voted For	Shares Voted Against	Abstentions

42,915,157	1,699,437	574,306

Proposal 3 — Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

28,824,361	3,870,471	157,184	12,336,884

Item 8.01              Other Events.

On June 24, 2019, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.18 per share on the Company’s common stock, payable on September 27, 2019 to shareholders of record at the close of business on September 17, 2019.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is included in this Form 8-K:

Number	Description

99.1	Press Release of the Company dated June 24, 2019.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated June 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2019

TAILORED BRANDS, INC.

	By:	/s/ BRIAN T. VACLAVIK
Brian T. Vaclavik
Senior Vice President and Chief Accounting Officer